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                MFS/Foreign & Colonial International Growth Fund
          MFS/Foreign & Colonial International Growth and Income Fund
              MFS/Foreign & Colonial Emerging Markets Equity Fund

                 Supplement to Prospectus dated October 1, 1996


         On September 8, 1997, several changes will be made with respect to the services provided by Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), as sub-advisers to MFS/Foreign & Colonial International Growth Fund (the "International Growth Fund"), the MFS/Foreign & Colonial International Growth and Income Fund (the "International Growth & Income Fund"), and the MFS/Foreign & Colonial Emerging Markets Equity Fund (the "Emerging Markets Equity Fund").

International Growth Fund and International Growth and Income Fund. As disclosed in the Funds' Prospectus, FCM and FCEM have been retained by MFS to serve as sub-advisers to the International Growth Fund and the International Growth and Income Fund, and manage the assets of each Fund invested in foreign equity securities, including emerging market equity securities. Effective September 8, 1997, MFS will assume all portfolio management responsibilities for these Funds except with respect to the portion of the International Growth Fund invested in emerging market equity securities, which will continue to be managed by FCM and FCEM.

         As a consequence, with respect to the International Growth and Income Fund, the sub-investment advisory agreements pursuant to which FCM and FCEM provide their services will terminate on September 8, and, with respect to the International Growth Fund, FCM has agreed to waive a portion of the sub-investment advisory fee it receives from MFS; pursuant to this waiver, MFS will pay to FCM a fee of 0.65% per annum of the Fund's average daily net assets managed by FCM instead of the 0.80% per annum of the Fund's average daily net assets provided for in the sub-investment advisory agreement between MFS and FCM (FCEM will, in turn, waive the sub-investment advisory fee it receives from FCM to the same extent). This waiver does not affect the amount of advisory fees paid by the International Growth Fund to MFS. In addition, the names of the International Growth Fund and the International Growth and Income Fund will change on September 8 to delete the reference to "Foreign & Colonial." The new names of the Funds will be "MFS International Growth Fund" and "MFS International Growth and Income Fund."

         The new MFS portfolio manager for the International Growth Fund will be David R. Mannheim, and for the International Growth and Income Fund will be Frederick J. Simmons. Messrs. Mannheim and Simmons, Senior Vice Presidents of MFS, have been employed by MFS as portfolio managers since 1988 and 1971, respectively. In addition, Dr. Arnab Kumar Banerji, Chief Investment Officer of FCEM, and Jeffrey Chowdhry, a Director at FCEM, will manage the portion of the International Growth Fund's assets invested in emerging market equity securities. Messrs. Banerji and Chowdhry have been employed by FCEM as portfolio managers since 1993 and 1994, respectively. Prior to 1993, Mr. Banerji served as Joint Head of Emerging Markets for Citibank Global Asset Management. Prior to 1994, Mr. Chowdhry was a portfolio manager at BZW Investment Management.

Emerging Markets Equity Fund. FCM and FCEM will continue to serve as sub-advisers with respect to the Emerging Markets Equity Fund. FCM has agreed to waive the sub-investment advisory fee it receives from MFS with respect to the Fund from 1% per annum of the Emerging Market Equity Fund's average daily net assets to 0.65% per annum of the Fund's average daily net assets managed by FCM (FCEM will, in turn, waive the sub-investment advisory fee it receives from FCM to the same extent). This waiver does not affect the amount of advisory fees paid by the Emerging Markets Equity Fund to MFS.

                                ****************

       In addition, the strategic alliance, pursuant to which MFS and FCM agreed to cooperate in distributing, advising and managing investment products throughout the world and to share certain expenses and revenues relating to their cooperative activities, will terminate on September 8, 1997.


               The date of this Supplement is September 5, 1997.